Exhibit 21.1

Legal Name of Entity	Jurisdiction of Org
Acorn Insurance Agency, Inc.	Massachusetts
Atlas Private Wealth Management, LLC	Delaware
Atlas Risk Management, LLC	Delaware
BAM Advisor Services, LLC	Delaware
BAM Risk Management, LLC	Delaware
Bartlett & Co. Wealth Management LLC	Delaware
BFSG, LLC	Delaware
Bordeaux Wealth Advisors LLC	Delaware
BRFA Insurance Services, LLC	Delaware
Brownlie & Braden Advisors, LLC	Delaware
Buckingham Asset Management, LLC	Delaware
Campbell Deegan Wealth Management, LLC	Delaware
Carnick & Kubik Group, LLC	Delaware

Legal Name of Entity	Jurisdiction of Org
CFO4Life Group, LLC	Delaware
Cornerstone Risk Management Advisors, LLC	North Carolina
Cornerstone Wealth Group, LLC	Delaware
Crestwood Advisors Group, LLC	Delaware
Dorchester Wealth Management Company	Canada
Douglas Lane & Associates, LLC	Delaware
Eton Advisors Group, LLC	Delaware
FFO-HG LLC	Delaware
FI Services Holdings, LLC	Delaware
FI Services, LLC	Delaware
Financial Professionals Pty Ltd	Australia
Flynn Family Office LLC	Delaware
Focus Australia Holdings, LLC	Delaware

Legal Name of Entity	Jurisdiction of Org
Focus Canada Holdings, LLC	Delaware
Focus Formation Holdings, LLC	Delaware
Focus International Partners LLC	Delaware
Focus MW Lomax Australia, LLC	Delaware
Focus Operating Holding Co.	Delaware
Focus Operating, LLC	Delaware
Focus SCS Holdings, Inc.	Delaware
Fort Pitt Capital Group, LLC	Delaware
Fortem Financial Group, LLC	Delaware
Fortem Financial Insurance Services, LLC	Delaware
Foundation Investment Management Limited	England and Wales
Gelfand, Rennert & Feldman, LLC	Delaware
Gratus Capital, LLC	Delaware

Legal Name of Entity	Jurisdiction of Org
Greystone Financial Services (Holdings) Limited	England and Wales
Greystone Financial Services Limited	England and Wales
Greystone Wealth Management Limited	England and Wales
GRF Advisory Services, LLC	Delaware
GW & Wade Asset Management Company, LLC	Delaware
GW & Wade, LLC	Delaware
GYL Financial Synergies, LLC	Delaware
HC Insurance Services, LLC	Delaware
HoyleCohen, LLC	Delaware
Institutional and Family Asset Management, LLC	Delaware
Investment Professionals Pty Ltd	Australia
JFS Risk Management, LLC	Delaware
JFS Wealth Advisors, LLC	Delaware

Legal Name of Entity	Jurisdiction of Org
Joel Isaacson & Co., LLC	Delaware
Kovitz Investment Group Partners, LLC	Delaware
Kovitz Securities, LLC	Delaware
LaFleur & Godfrey LLC	Delaware
Lake Street Advisors Group, LLC	Delaware
Lara, May & Associates, LLC	Delaware
LLBH Private Wealth Management, LLC	Delaware
LVW Advisors, LLC	Delaware
LVW Flynn, LLC	Delaware
Merriman Wealth Management, LLC	Delaware
NKSFB, LLC	Delaware
One Charles Group Insurance Services, LLC	Delaware
One Charles Private Wealth Services, LLC	Delaware

Legal Name of Entity	Jurisdiction of Org
PAM Fiduciary Services Limited, LLC	South Dakota
Patton Albertson Miller Group, LLC	Delaware
Pettinga Financial Advisors LLC	Delaware
Quadrant Insurance Wealth Structuring, LLC	Pennsylvania
Quadrant Private Wealth Management, LLC	Delaware
Relative Value Partners Group, LLC	Delaware
Resnick Investment Advisors, LLC	Delaware
Retirement Advisory Group, LLC	Delaware
Retirement Benefit Consulting Services, LLC	Delaware
Retirement Consulting Group, LLC	Delaware
Retirement Group, LLC	Delaware
Sapient Private Wealth Management Services, LLC	Delaware
SCS Capital Management LLC	Delaware

Legal Name of Entity	Jurisdiction of Org
SCS Financial Partners LLC	Delaware
Sentinel Benefits Group, Inc.	Massachusetts
Sentinel Benefits Group, LLC	Delaware
Sentinel Financial Group, LLC	Massachusetts
Sentinel Insurance Agency, Inc.	Massachusetts
Sentinel Pension Advisors, Inc.	Massachusetts
Sentinel Securities, Inc.	Massachusetts
Strategic Point Insurance Services, LLC	Delaware
Strategic Point Investment Advisors, LLC	Delaware
Strategic Wealth Partners Group, LLC	Delaware
Summit Financial Wealth Advisors, LLC	Delaware
Superannuation Professionals Pty Ltd	Australia
Telemus Capital, LLC	Delaware

Legal Name of Entity	Jurisdiction of Org
Telemus Insurance Services, LLC	Delaware
The Colony Group, LLC	Delaware
The Fiduciary Group, LLC	Delaware
The Portfolio Strategy Group, LLC	Delaware
TrinityPoint Wealth Holdings, LLC	Delaware
TrinityPoint Wealth Insurance, LLC	Delaware
TrinityPoint Wealth, LLC	Delaware
Vestor Capital Insurance Advisors, LLC	Delaware
Vestor Capital Securities, LLC	Delaware
Vestor Capital, LLC	Delaware
Waddell & Associates, LLC	Delaware
Wespac Advisors, LLC	Delaware
Wespac Benefit & Insurance Services, LLC	Delaware

Legal Name of Entity	Jurisdiction of Org
Wespac Plan Services, LLC	Delaware
XML Financial, LLC	Delaware